--------------------------------------------------------------------------------

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISER

--------------------------------------------------------------------------------

DEAR SHAREHOLDER:                                              February 23, 1996

We welcome this opportunity to provide you with information about Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the 'Trust') for its fiscal year ended December 31, 1995. The Trust's shares are traded on the New York Stock Exchange under the symbol 'HTO.'

DESCRIPTION OF THE TRUST

The Trust is a closed-end investment company whose investment objectives are to provide a high level of current income and to return $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2005, consistent with investing in investment grade securities. Investment grade securities are securities that are either (i) at the time of investment, rated in one of the four highest rating categories of a nationally recognized rating agency (e.g., between AAA and BBB by Standard & Poor's Corporation and Fitch or between Aaa and Baa by Moody's Investors Service, Inc.) or (ii) issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities.

MARKET ENVIRONMENT

For the most part, over the past six months, the recovery in the fixed income markets has continued. Interest rates, which have broadly declined since late 1994, continued their downward path since May, declining by roughly 50 basis points over the period. Since this rally began, the market has been anticipatory, rallying sharply based upon expectations of future interest rate cuts by the Federal Reserve Board (the 'Fed'). More recently, there have been some modest increases in interest rates believed to be largely the result of several factors: 1) Federal Reserve Chairman Greenspan's recent testimony before Congress left the market a little less certain that the Fed would continue to lower interest rates, 2) The lack of any substantive agreement on a budget package compromise between President Clinton and Congress, and 3) A few limited indicators that the economy might not be as weak as earlier envisioned. The Fed has cut the Federal Funds rate by 75 basis points since May, reducing the rate in 25 basis point increments in July, December 1995 and January 1996.

The economy continues to grow at a moderate pace. Preliminary estimates for fourth quarter economic activity were dampened by evidence of weak holiday sales for retailers. The third quarter Gross Domestic Product ('GDP') growth rebounded to 3.6% after posting a 1.3% growth rate in the second quarter of 1995. During the Trust's fiscal year ended December 31, 1995, many economic aggregates, including the employment rate and consumer confidence, were significantly stronger than they were during the bond market rally of 1993.


Bond market rallies are never easy for mortgages. Since December 1994, there has been more than a 200 basis point decline in interest rates, which once again put mortgages to the test. The decline in interest rates resulted in a rise of prepayment fears and actual prepayments. However, after seasonal summer peaks, the actual dollar volume of prepayments declined in the last months of 1995 despite continued Fed interest rate cuts. The 30 year fixed rate mortgages declined by approximately 200 basis points (i.e., from approximately 9.2% to approximately 7.1%). During this period, the Lehman Mortgage Index returned 16.33%, 60

--------------------------------------------------------------------------------

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISER  (CONTINUED)

--------------------------------------------------------------------------------
basis points below the returns on the Merrill 5-Year Treasury Index.

PORTFOLIO STRATEGY AND PERFORMANCE

The Trust enjoyed excellent net asset value ('NAV') performance, posting a positive total return of 25.34% for the year ended December 31, 1995. Total investment return is computed based upon the change in NAV of the Trust's shares and reinvestment of dividends at market value. The NAV increased over this period by $1.18, from $8.11 on December 31, 1994 to $9.29 on December 31, 1995. The Trust's core portfolio had been well positioned for the decline in interest rates, which had occurred over this period. We have sought to improve the convexity characteristics of the portfolio and this strategy succeeded in protecting the portfolio from heightened fears of residential refinancing activity.

During 1995, Mortgage-Backed Securities have not kept pace with Treasury market total returns because lower interest rates have increased the risk of mortgage refinancings. Over the period, mortgage rates have declined almost as much as Treasury yields, which significantly increases the proportion of outstanding mortgages that can be favorably refinanced. The Trust's portfolio, however, has excellent protection against refinancing risk due to its weighing in subordinated Collateralized Mortgage Obligations (27.7%) and Commercial Mortgage-Backed Securities (11.2%) which both enjoy structural prepayment lockouts that significantly reduces the likelihood that these securities will experience unscheduled prepayments during a period of declining interest rates. In addition, a large portion of the remaining portfolio including Treasuries, Agency PAC Bonds, and Asset-Backed Securities are also largely free of prepayment risk.

INVESTMENT OUTLOOK

We are cautiously optimistic about the bond market. Inflation continues to be subdued, and although nominal interest rates appear low relative to historical standards, real interest rates (the difference between interest rates and inflation) are above long-term averages. As a result, unless there is significant improvement in the economy, we anticipate that there will be further interest rate decreases by the Fed during 1996.

The overall mortgage market faces challenges as declining interest rates enable more mortgages to become favorably refinanced. The Trust continues to be positioned to avoid many of the risks associated with a mortgage refinancing boom by investing in the call-protected sectors described above. The maintenance of relative principal stability and predictability is an ongoing task, as mortgage securities require active management in an effort to achieve this goal.

The chart that follows shows the allocation of the Trust's holdings by asset category on December 31, 1995.

--------------------------------------------------------------------------------

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISER  (CONCLUDED)

--------------------------------------------------------------------------------

          HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
               PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1995*

U.S. Government Agency Collateralized Mortgage Obligations    42.8%
U.S. Treasury Obligations                                      6.0%
Asset-Backed Securities                                        7.5%
Commercial/Mortgage-Backed Securities                         11.2%
Subordinated Collateralized Mortgage Obligations              27.2%
Municipal Zero Coupon Securities                               4.6%
Repurchase Agreements                                          0.2%


                  * As a percentage of total investments.

CONCLUSION

We will continue to do our best to manage the Trust in an attempt to achieve its objectives. We appreciate the opportunity to serve your investment needs and we thank you for your continued support. As always, we welcome your questions and comments and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

Sincerely,

KENNETH C. WEISS
Chairman,
Hyperion 2005 Investment Grade
Opportunity Term Trust, Inc.
President and Chief Executive Officer,
Hyperion Capital Management, Inc.


LOUIS C. LUCIDO
President,
Hyperion 2005 Investment Grade
Opportunity Term Trust, Inc.
Managing Director and Chief Operating Officer,
Hyperion Capital Management, Inc.

JOHN N. DUNLEVY
Vice President,
Hyperion 2005 Investment Grade
Opportunity Term Trust, Inc.
Director and Senior Portfolio Manager,
Hyperion Capital Management, Inc.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS

December 31, 1995
                                                        Principal     Market
                            Current                      Amount       Value
                            Coupon       Maturity        (000s)      (Note 1)
--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS--69.8%
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
  (REMICS)--61.2%
Federal Home Loan Mortgage
  Corporation
  Series 1637, Class G,
    PAC                        6.00%     06/15/23       $  14,213  $ 14,042,234

  Series 1614, Class J,
    PAC                        6.25      11/15/22          10,000#   10,001,560

  Series 1694, Class PH,
    PAC                        6.35      09/15/23           5,000     5,064,060

  Series 1489, Class K,
    PAC, I/O                   6.50      10/15/07           6,225     1,325,732

  Series 1101, Class M,
    PAC                        6.95      07/15/21           5,000     4,996,875
                                                                   ------------
                                                                     35,430,461

                                                                   ------------
Federal National Mortgage
  Association
  Series 1993-207, Class
    E, PAC                     5.00      08/25/20          15,000    14,193,750
  Series 1994-15, Class G,
    PAC                        5.50      08/25/21          20,000#   19,315,620
  Series 1993-221, Class
    JB, PAC, I/O               6.00      09/25/07           4,579     1,271,318
  Series 1991-56, Class M,
    PAC                        6.75      06/25/21          16,250#   16,181,442
  Series 1994-92, Class B      7.50      01/25/21          32,067#   33,334,681
  Series 1993-186, Class
    SA                         9.25      09/25/08           1,695     1,663,561
                                                                   ------------
                                                                     85,960,372
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
  (REMICS)
  (Cost - $112,150,832)                                             121,390,833
                                                                   ------------
U.S. TREASURY OBLIGATIONS--8.6%
  U.S. Treasury Notes
                               6.88      03/31/00           2,000#    2,111,876
                               7.50      01/31/97           4,000#    4,094,376
                               7.75      01/31/00          10,000#   10,853,130
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost - $16,091,617)                                               17,059,382
                                                                   ------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (Cost - $128,242,449)                                             138,450,215
                                                                   ------------
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--10.8%
  First Bank Auto
    Receivables Grantor
    Trust Series 1995-A,
    Class A                    8.00      01/15/00           3,404     3,489,630
                                                                   ------------
  First International
    Petroleum Transport
    Corporation, Ltd.
    First Preferred
    Mortgage Note              7.88      03/31/08           5,000     5,057,030
                                                                   ------------
  Neiman Marcus Group
    Credit Card Master
    Trust
    Series 1995-1, Class A     7.60      06/15/03           3,000     3,194,532
                                                                   ------------
  Standard Credit Card
    Master Trust
    Series 1994-4, Class A     8.25      11/07/03           3,500     3,894,296

    Series 1995-1, Class A     8.25      01/07/07           5,000     5,695,315
                                                                   ------------
                                                                      9,589,611
                                                                   ------------
TOTAL ASSET-BACKED
  SECURITIES
  (Cost - $20,361,189)                                               21,330,803
                                                                   ------------
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)

December 31, 1995
                                                        Principal     Market
                            Current                      Amount       Value
                            Coupon       Maturity        (000s)      (Note 1)
--------------------------------------------------------------------------------
COMMERCIAL / MORTGAGE BACKED SECURITIES--16.1%
  Greenwich Capital
    Acceptance Inc.
    Series 1991-4, Class
      S, I/O, REMIC            0.39%     04/25/21       $  63,054(a) $  778,336
    Series 1991-1, Class
      S, I/O, REMIC            0.66      02/25/21         144,511(a)  3,928,968
                                                                    -----------
                                                                      4,707,304
                                                                    -----------
  SKW II Real Estate
    Limited Partnership
    Class C                    7.45      04/15/03           3,000(a)  3,018,282
                                                                    -----------
  Structured Asset
    Securities Corporation
    Series 1993-C1, Class
    C, REMIC                   6.60      10/25/24          26,583    24,140,706
                                                                    -----------
TOTAL COMMERCIAL/MORTGAGE BACKED SECURITIES
  (Cost - $29,670,067)                                               31,866,292
                                                                    -----------
-------------------------------------------------------------------------------
SUBORDINATED COLLATERALIZED MORTGAGE OBLIGATIONS--39.7%
  CSFB Finance Company,
    Ltd.
    Series 1995-A, Class A     6.69      11/15/05          19,000(a) 19,760,000

                                                                    -----------
  Countrywide Independent
    National Mortgage
    Corporation Series
    1995-L, Class B1           7.50       8/25/25           6,986     7,059,323
                                                                    -----------
  Prudential Home Mortgage
    Securities Co., Inc.
    Series 1993-E, Class
      3B, REMIC                7.39      07/28/23           5,425(a)  5,300,338
    Series 1992-25, Class
      B1, REMIC                8.00      08/25/22           2,248(a)  2,336,943
                                                                    -----------
                                                                      7,637,281
                                                                    -----------
  Residential Funding
    Mortgage Securities,
    Inc.
    Series 1993-S40, Class
      M2, REMIC                6.75      11/25/23           6,343     6,003,834
    Series 1995-S11, Class
      M1, REMIC                7.50      09/25/25          11,326    11,619,458
    Series 1992-J9, Class
      B2, REMIC                8.02      04/28/22          11,737(a) 12,069,058
                                                                    -----------
                                                                     29,692,350
                                                                    -----------
  Ryland Mortgage
    Securities Corporation
    Series 1993-A1, Class
    A                          7.45      01/28/23          14,372    14,628,158
                                                                    -----------
TOTAL SUBORDINATED COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost - $75,151,617)                                               78,777,112
                                                                    -----------
-------------------------------------------------------------------------------
MUNICIPAL ZERO COUPON SECURITIES--6.6%
  Texas
    Houston Texas, Water &
      Sewer System
      Revenue Bond, AMBAC          (b)     12/01/06         5,000     2,838,905
    San Antonio Texas,
      Electricity & Gas
      Series B, Revenue
      Bond, FGIC                   (b)     02/01/07        10,000@    5,568,500
    Texas, Municipal Power
      Agency
      Revenue Bond, AMBAC          (b)     09/01/05         5,490     3,373,089
                                                                    -----------
                                                                     11,780,494
                                                                    -----------
  West Virginia
    West Virginia, State Parkways
      Economic Development

      and Tourism Authority Revenue
      Bond, FGIC                   (b)     05/15/05         1,975@    1,231,581
                                                                    -----------
TOTAL MUNICIPAL ZERO COUPON SECURITIES
  (Cost - $12,488,405)                                               13,012,075
                                                                    -----------
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS (CONCLUDED)

December 31, 1995
                                                                     Principal           Market
                                                                       Amount             Value
                                                                       (000s)            (Note 1)

---------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT--0.3%
  Dated 12/29/95, with State Street Bank and Trust Company, 5.25%, due 1/2/96; proceeds: $643,375, collateralized by $645,000
    U.S. Treasury Note, 5.75%, due 9/30/97, value: $659,758
    (Cost - $643,000)                                                    $ 643         $    643,000
                                                                                       ------------
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS--143.3%
  (Cost - $266,556,727)                                                                $284,079,497

VARIATION MARGIN PAYABLE ON OPEN FUTURES CONTRACTS*--(0.0%)                                 (50,625)

LIABILITIES IN EXCESS OF OTHER ASSETS--(43.3%)                                          (85,749,926)
                                                                                       ------------

NET ASSETS--100.0%                                                                     $198,278,946
                                                                                       ------------
                                                                                       ------------
---------------------------------------------------------------------------------------------------

   REMIC  Real Estate Mortgage Investment Conduit
     PAC Planned Amortization Class -- security principal payments are within a predetermined range.
       # Portion of or entire principal amount delivered as collateral for reverse repurchase agreements.
     I/O Interest Only -- security pays coupon proceeds based on a notional principal amount.

     (a)  Private Placements
     (b)  Zero Coupon Bonds
   AMBAC  American Municipal Bond Assurance Corporation
    FGIC  Financial Guaranty Insurance Company
       @ Portion of or entire principal amount pledged as initial margin on financial futures transactions.
       *  Open Futures Contracts as of December 31, 1995 are as follows (Note
          1):
OPEN FUTURES CONTRACTS

                                                   EXPIRATION     VALUE AT          VALUE AT          UNREALIZED
  NOTIONAL AMOUNT               TYPE                  DATE       TRADE DATE     DECEMBER 31, 1995    DEPRECIATION
-------------------   -------------------------    ----------    -----------    -----------------    ------------
Short:

    $16,200,000       30 Yr. U.S. Treasury Note    March 1996    $19,090,687       $19,672,875         ($582,188)
                                                                 -----------    --------------       -----------
                                                                 -----------    --------------       -----------

---------------
See notes to financial statements.

--------------------------------------------------------------------------------

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost--$266,556,727) (Note 1).............   $284,079,497
Cash............................................................        279,413
Interest receivable.............................................      3,081,889
Deferred organization expenses (Note 1).........................         14,803
                                                                   ------------
          Total assets..........................................    287,455,602
                                                                   ------------

LIABILITIES:
Reverse repurchase agreements (Note 4)..........................     88,483,000
Interest payable (Note 4).......................................        190,401
Accrued expenses................................................        139,184
Investment advisory fee payable (Note 2)........................        107,533
Dividends payable...............................................        104,246
Payable for Trust shares purchased..............................         75,300
Variation margin payable on open futures contracts (Note 1).....         50,625
Administration fee payable (Note 2).............................         26,367
                                                                   ------------
          Total liabilities.....................................     89,176,656
                                                                   ------------

NET ASSETS (equivalent to $9.29 per share based on 21,341,373 shares
  outstanding)..................................................   $198,278,946
                                                                   ------------
                                                                   ------------

COMPOSITION OF NET ASSETS:
Capital stock, at par (Note 5)..................................   $     21,341
Additional paid-in capital......................................    199,733,637
Undistributed net investment income.............................        620,887
Accumulated net realized losses.................................    (19,037,501)
Net unrealized appreciation.....................................     16,940,582
                                                                   ------------
Net assets applicable to capital stock outstanding..............   $198,278,946
                                                                   ------------
                                                                   ------------

------------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1):
  Interest......................................................   $20,060,822
                                                                   -----------
EXPENSES:
  Investment advisory fee (Note 2)..............................     1,217,170
  Administration fee (Note 2)...................................       296,521
  Reports to shareholders.......................................       114,000
  Custodian.....................................................        83,000
  Audit and tax services........................................        67,000
  Directors' fees...............................................        50,000
  Legal.........................................................         9,995
  New York Stock Exchange listing fee...........................        35,000
  Transfer agency...............................................        24,999
  Insurance.....................................................        34,280
  Amortization of organization expenses (Note 1)................         6,763
  Miscellaneous.................................................        86,007
                                                                   -----------
     Total operating expenses...................................     2,024,735
       Interest expense (Note 4)................................     4,669,873
                                                                   -----------
       Total expenses...........................................     6,694,608
                                                                   -----------
  Net investment income.........................................    13,366,214
                                                                   -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, SHORT
  SALES, FUTURES AND OPTION TRANSACTIONS (Notes 1 & 3):
Net realized losses on:
  Investment transactions.......................................    (2,636,140)
  Short sales transactions......................................      (113,623)
  Futures transactions..........................................    (1,940,827)
  Option transactions...........................................      (211,450)
                                                                   -----------
                                                                    (4,902,040)
                                                                   -----------
Net change in unrealized appreciation (depreciation) on:
  Investments...................................................    32,523,902
  Futures transactions..........................................    (1,288,250)
                                                                   -----------
                                                                    31,235,652
                                                                   -----------
Net realized and unrealized gains on investments, short sales,

  futures and option transactions...............................    26,333,612
                                                                   -----------
Net increase in net assets resulting from operations............   $39,699,826
                                                                   -----------
                                                                   -----------

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                  For the Year    For the Year
                                                     Ended           Ended
                                                  December 31,    December 31,
                                                      1995            1994
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS:
  Net investment income........................   $ 13,366,214    $ 17,164,514
  Net realized losses on investments, short
     sales, futures and option transactions....     (4,902,040)     (7,187,035)
  Net change in unrealized appreciation
     (depreciation) on investments and futures
     transactions..............................     31,235,652     (22,270,991)
                                                  ------------    ------------
  Net increase (decrease) in net assets
     resulting from operations.................     39,699,826     (12,293,512)
                                                  ------------    ------------

DIVIDENDS TO SHAREHOLDERS (Note 1):
  Net investment income........................    (14,439,693)    (16,136,076)
                                                  ------------    ------------

CAPITAL STOCK TRANSACTIONS (Note 5):
  Cost of Trust shares repurchased and
     retired...................................       (485,673)     (2,211,426)
                                                  ------------    ------------
          Total increase (decrease) in net
            assets.............................     24,774,460     (30,641,014)

NET ASSETS:
Beginning of year..............................    173,504,486     204,145,500
                                                  ------------    ------------
End of year (including undistributed net
  investment income of $620,887 and $1,694,366,
  respectively)................................   $198,278,946    $173,504,486
                                                  ------------    ------------
                                                  ------------    ------------

---------------
See notes to financial statements.

--------------------------------------------------------------------------------

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
STATEMENT OF CASH FLOWS
For the Year Ended December 31, 1995

--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH:
Cash flows used for operating activities:
  Interest received (excluding discount accretion of
     $616,222)..............................................   $    18,738,201
  Interest expense paid.....................................        (4,766,424)
  Operating expenses paid...................................        (1,959,606)
  Sale of short-term portfolio investments, including
     options, net...........................................         1,130,550
  Purchase of long-term portfolio investments...............      (449,821,446)
  Proceeds from disposition of long-term portfolio
     investments and principal paydowns.....................       438,547,880
  Net cash used for futures transactions....................        (3,189,514)
                                                               ---------------
  Net cash used for operating activities....................        (1,320,359)
                                                               ---------------
Cash flows provided by financing activities:
  Cash provided by reverse repurchase agreements............        17,854,352
  Cash used to repurchase and retire Trust shares...........          (410,373)
  Cash dividends paid.......................................       (15,670,050)
                                                               ---------------
  Net cash provided by financing activities.................         1,773,929
                                                               ---------------
Net increase in cash........................................           453,570
Cash at beginning of year...................................          (174,157)
                                                               ---------------
Cash at end of year.........................................   $       279,413
                                                               ---------------
                                                               ---------------

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH USED FOR OPERATING ACTIVITIES:
Net increase in net assets resulting from operations........   $    39,699,826
                                                               ---------------
  Decrease in investments...................................         2,283,653
  Increase in net unrealized appreciation...................       (32,523,902)
  Decrease in payable for investments purchased.............       (10,223,785)
  Increase in interest receivable...........................          (564,292)
  Decrease in other assets..................................             6,763
  Increase in variation margin payable......................            39,563
  Increase in advisory/administration fees payable..........            13,592
  Decrease in accrued expenses and other liabilities........           (51,777)
                                                               ---------------
          Total adjustments.................................       (41,020,185)

                                                               ---------------
Net cash used for operating activities......................   $    (1,320,359)
                                                               ---------------
                                                               ---------------

------------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.

FINANCIAL HIGHLIGHTS

                                                                           For the Period
                                           For the Year    For the Year    March 1, 1993*
                                              Ended           Ended           through
                                           December 31,    December 31,     December 31,
                                               1995            1994             1993
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
    period .............................     $   8.11        $   9.41         $   9.34**
                                           ------------    ------------    -----------
  Net investment income ................         0.63            0.80             0.62
  Net effect of shares repurchased .....         0.01            0.01               --
  Net realized and unrealized gains
    (losses) on investments, short
    sales, futures and option
    transactions .......................         1.22           (1.36)            0.04
                                           ------------    ------------    -----------
  Net increase (decrease) in net asset
    value resulting from operations ....         1.86           (0.55)            0.66
                                           ------------    ------------    -----------
  Dividends from net investment
    income .............................        (0.68)          (0.75)           (0.59)
  Net asset value, end of period .......     $   9.29        $   8.11         $   9.41
                                           ------------    ------------    -----------
                                           ------------    ------------    -----------
  Market price, end of period ..........     $  7.625        $   7.00         $   8.63
                                           ------------    ------------    -----------
                                           ------------    ------------    -----------
  TOTAL INVESTMENT RETURN+ .............        19.10%         (10.63)%          (1.81)%(1)

RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTARY DATA:
Net assets, end of period (000s) .......     $198,279        $173,504         $204,146
Total operating expenses ...............         1.08%           1.08%            0.99%(2)

Interest expense .......................         2.49%           1.90%            1.08%(2)
Net investment income ..................         7.14%           9.10%            7.85%(2)
Portfolio turnover rate ................          163%            171%             287%

------------
      *  Commencement of investment operations.
     **  Net of offering costs of $0.03.
      +  Total investment return is computed based upon the New York Stock
         Exchange market price of the Trust's shares and excludes the effects of sales loads or brokerage commissions.
    (1)  Not annualized.
    (2)  Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1995
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the 'Trust'), which was incorporated under the laws of the State of Maryland on December 14, 1992, is registered under the Investment Company Act of 1940 (the '1940 Act') as a diversified, closed-end management investment company. The Trust had no transactions until February 17, 1993, when it sold 10,673 shares of common stock for $100,006 to Hyperion Capital Management, Inc. (the 'Adviser'). The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 2005 and thereafter to terminate. The distribution and termination may require shareholder approval. The Trust's investment objectives are to provide a high level of current income consistent with investing only in investment grade securities and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2005. Investment grade securities are securities that are either (i) at the time of investment rated in one of the four highest rating categories of a nationally recognized rating agency (e.g., between AAA and BBB by Standard & Poor's Corporation and Fitch Investors Service, L.P. or between Aaa and Baa by Moody's Investors Services, Inc.) or (ii) issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. No assurance can be given that the Trust's investment objectives will be achieved.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments -- Where market quotations are readily available, portfolio securities are valued based upon the current bid price. The Trust values mortgage-backed securities ('MBS') and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

At December 31, 1995, 21% of the investments in securities held by the Trust were valued on the basis of bid prices provided by one principal market maker.

These prices may differ from the value that would have been used had a broader market for these securities existed.

The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates.

Financial Futures Contracts -- A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by 'marking-to-market' on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The Trust invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is at risk that it may not be able to close out a transaction because of an illiquid secondary market.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
December 31, 1995
--------------------------------------------------------------------------------

Options Written or Purchased -- The Trust may purchase or write options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the transaction. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is a loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Trust will only write call options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Interest Rate Swap -- The Trust may enter into interest rate swap transactions with approved counterparties for purposes of hedging against potential interest rate fluctuations. An interest rate swap is an agreement between two parties in which each party commits to make periodic interest payments to the other based on a notional principal amount for a specified time period (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps involve only the accrual and exchange of interest payments between the parties and do not involve the exchange or payment of the contracted notional principal amount.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract. The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Trust does not anticipate non-performance by any counterparty.

Short Sales -- The Trust may make short sales of securities as a method of hedging potential declines in similar securities owned. When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

Securities Transactions and Investment Income -- Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on long-term securities are amortized using the effective yield to maturity method.

Taxes -- It is the Trust's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.


Dividends and Distributions -- The Trust declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

Deferred Organization Expenses -- A total of $34,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
December 31, 1995
--------------------------------------------------------------------------------

being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

Cash Flow Information -- The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is defined as 'Cash' in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements -- The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Adviser is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

2. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS:

The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.65% of the Trust's average weekly net assets. For the year ended December 31, 1995, the Adviser earned $1,217,170 in Investment Advisory Fees.

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the 'Administrator'). The Administrator performs administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Trust with administrative office facilities. For these services, the Trust pays to the Administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. For the year ended December 31, 1995, the Administrator earned $296,521 in Administration Fees.

The Administrator entered into a Sub-Administration Agreement with Prudential Mutual Fund Management, Inc. ('PMF') (the 'Sub-Administrator'), an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America, to whom the Administrator delegated certain of its administrative responsibilities. For these services, the Administrator paid out of its own assets the fee paid to the Sub-Administrator computed at the rate of 0.12% per annum of the first $100 million of the Trust's average weekly net assets, 0.10% of the next $150 million and 0.08% of any amounts above $250 million. The Administrator paid $188,832 to the Sub-Administrator during the year ended December 31, 1995.

On September 22, 1995, the Administrator notified PMF that it was terminating its Sub-Administration Agreement with them effective November 30, 1995. The Administrator has assumed all responsibilities previously performed by PMF.

Certain officers and/or directors of the Trust are officers and/or directors of the Adviser.

3. PURCHASES AND SALES OF INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1995 aggregated $439,597,660 and $433,168,029, respectively.

The federal income tax basis of the Trust's investments at December 31, 1995 was $266,556,727 and accordingly, net unrealized appreciation for federal income tax purposes was $17,522,770 (gross unrealized appreciation-- $17,632,220; gross unrealized depreciation--$109,450). At December 31,
1995, the Trust had a capital loss carryforward of approximately $19,160,154, of which $6,572,792 expires in 2001, $6,856,606 expires in 2002 and $5,730,756 expires in 2003.

4. BORROWINGS:

The Trust may enter into reverse repurchase agreements and dollar roll agreements with the same parties with whom it may enter into repurchase agreements. A dollar roll agreement is identical to a

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)

December 31, 1995
--------------------------------------------------------------------------------

reverse repurchase agreement except for the fact that substantially identical securities may be repurchased. Under a reverse repurchase agreement or a dollar roll agreement, the Trust sells securities and agrees to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements and dollar roll agreements will be regarded as a form of borrowing by the Trust unless, at the time it enters into a reverse repurchase agreement or a dollar roll agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Trust has established and maintained such an account for each of its reverse repurchase agreements and dollar roll agreements. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement or a dollar roll agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement or the dollar roll agreement may effectively be restricted pending such decision.

At December 31, 1995, the Trust had the following reverse repurchase agreements outstanding:

                                         MATURITY IN
                                       ZERO TO 30 DAYS
                                       ---------------
Maturity Amount.....................     $88,701,513
                                       ---------------
Market Value of Assets Sold Under
  Agreements........................     $91,696,745
                                       ---------------
Weighted Average Interest Rate......            6.06%

The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 1995 was approximately $78,647,673 at a weighted average interest rate of 5.89%. The maximum amount of reverse repurchase agreements outstanding on any day that net asset value was calculated during the period was $95,096,484 as of July 3, 1995, which was 33.1% of total assets.

5. CAPITAL STOCK:

There are 75 million shares of $0.001 par value common stock authorized. Of the 21,341,373 shares outstanding at December 31, 1995, the Adviser owned 10,673 shares.


The Trust is continuing its stock repurchase program, whereby an amount of up to 15% of the total outstanding common stock, or approximately 3.2 million shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

During the years ended December 31, 1995 and 1994, the Trust repurchased a total of 64,100 and 279,200 shares of its outstanding common stock at a cost of $485,673 and $2,211,426 and an average discount of approximately 16.56% and 12.03% from its net asset value, respectively. All shares repurchased have been retired.

6. FINANCIAL INSTRUMENTS:

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Open futures contracts at December 31, 1995 are included in the portfolio of investments.

7. SUBSEQUENT EVENTS:

The Trust's Board of Directors declared the following regular monthly dividends:

DIVIDEND       RECORD      PAYABLE
PER SHARE       DATE         DATE
---------     --------     --------
$0.05416      01/22/96     01/31/96
$0.05416      02/20/96     02/29/96

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
SELECTED QUARTERLY FINANCIAL DATA
(unaudited)
--------------------------------------------------------------------------------

                                                                          NET REALIZED AND
                                                                          UNREALIZED GAINS                    NET INCREASE
                                                                             (LOSSES) ON                       (DECREASE)
                                                                         INVESTMENTS, SHORT                   IN NET ASSETS
                                          NET INVESTMENT                 SALES, FUTURES AND                  RESULTING FROM
                                              INCOME                     OPTION TRANSACTIONS                   OPERATIONS
                                        ------------------             ----------------------              -------------------
                             TOTAL                    PER                                   PER                          PER
QUARTERLY PERIOD             INCOME       AMOUNT     SHARE          AMOUNT                 SHARE             AMOUNT     SHARE
------------------------------------------------------------------------------------------------------------------------------
March 1, 1993* through
 March 31, 1993            $1,098,287   $  937,481   $0.04        $       309,743          $ 0.01          $1,247,224   $ 0.05
April 1, 1993 through
 June 30, 1993              4,763,551    3,832,812    0.18              2,686,112            0.12           6,518,924     0.30
July 1, 1993 through
 September 30, 1993         5,272,115    4,111,430    0.19              2,755,490            0.13           6,866,920     0.32
October 1, 1993 through
 December 31, 1993          5,832,414    4,539,300    0.21             (4,723,850)          (0.22)           (184,550)   (0.01)
January 1, 1994 through
 March 31, 1994             5,795,794    4,558,085    0.21             (6,888,543)          (0.32)         (2,330,458)   (0.11)
April 1, 1994 through
 June 30, 1994              5,902,772    4,616,386    0.22             (9,012,124)          (0.40)         (4,395,738)   (0.18)
July 1, 1994 through
 September 30, 1994         5,406,620    3,968,134    0.18             (5,830,890)          (0.28)         (1,862,756)   (0.09)
October 1, 1994 through
 December 31, 1994          5,679,863    4,021,909    0.19             (7,726,469)          (0.36)         (3,704,560)   (0.17)
January 1, 1995 through
 March 31, 1995             4,717,982    3,413,100    0.16             (7,036,248)          (0.33)         (3,623,148)   (0.17)
April 1, 1995 through
 June 30, 1995              4,968,099    3,310,058    0.15             25,633,344            1.20          28,943,402     1.35
July 1, 1995 through
 September 30, 1995         5,181,587    3,333,022    0.16                211,662            0.01           3,544,684     0.17
October 1, 1995 through
 December 31, 1995          5,193,154    3,310,034    0.16              7,524,854            0.35          10,834,888     0.51


                              DIVIDENDS AND
                              DISTRIBUTIONS         SHARE
                           --------------------     PRICE
                                          PER     ----------
QUARTERLY PERIOD             AMOUNT      SHARE    HIGH   LOW
------------------------------------------------------------


March 1, 1993* through
 March 31, 1993            $         0   $ 0.00   $10 1/8 $9 7/8
April 1, 1993 through
 June 30, 1993              (4,344,306)   (0.20)   10      8 7/8
July 1, 1993 through
 September 30, 1993         (4,342,104)   (0.20)    9 3/8  9
October 1, 1993 through
 December 31, 1993          (4,068,685)   (0.19)    9 1/4  8 3/8
January 1, 1994 through
 March 31, 1994             (4,058,269)   (0.19)    8 7/8  8
April 1, 1994 through
 June 30, 1994              (4,042,754)   (0.19)    8 1/4  7 5/8
July 1, 1994 through
 September 30, 1994         (4,029,318)   (0.19)    8      7 1/4
October 1, 1994 through
 December 31, 1994          (4,005,735)   (0.18)    7 3/8  6 3/4
January 1, 1995 through
 March 31, 1995             (3,745,737)   (0.17)    7 3/8  7
April 1, 1995 through
 June 30, 1995              (3,745,744)   (0.18)    8      7 1/8
July 1, 1995 through
 September 30, 1995         (3,476,446)   (0.17)    7 7/8  7 1/8
October 1, 1995 through
 December 31, 1995          (3,471,766)   (0.16)    7 7/8  7 1/2


* Commencement of investment operations
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR

HYPERION CAPITAL MANAGEMENT, INC.
520 Madison Avenue
New York, New York 10022
FOR GENERAL INFORMATION ABOUT THE TRUST:
(800) HYPERION

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, Massachusetts 02116

TRANSFER AGENT

BOSTON EQUISERV L.P.
2 Heritage Drive
North Quincy, Massachusetts 01271
FOR SHAREHOLDER SERVICES:
(800) 426-5523

INDEPENDENT ACCOUNTANTS


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL

GIBSON DUNN & CRUTCHER
1050 Connecticut Avenue, N.W.
Washington, D.C. 20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares in the open market at prevailing market prices.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the 'Trust') at December 31, 1995, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period March 1, 1993 (commencement of operations) through December 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036

February 23, 1996


--------------------------------------------------------------------------------
                          TAX INFORMATION--(UNAUDITED)
--------------------------------------------------------------------------------

The Trust is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Trust's fiscal year end (December 31, 1995) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, 7.84% of the Trust's distributions were earned from U.S. Treasury obligations. None of the Trust's distributions qualifies for the dividends received deduction available to corporate shareholders.

A notification sent to shareholders with respect to calendar 1995, which reflected the amounts to be used by calendar year taxpayers on their federal, state and local income tax returns, was made in conjunction with Form 1099 DIV and was mailed in January 1996. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Trust.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PROXY RESULTS--(UNAUDITED)
--------------------------------------------------------------------------------

During the fiscal year ended December 31, 1995, Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. shareholders voted on the following proposals at a shareholders meeting on May 23, 1995. The description of each proposal and number of shares voted are as follows:

                                                                  SHARES VOTED
                                                SHARES VOTED        WITHHELD
                                                    FOR            AUTHORITY
------------------------------------------------------------------------------

1. To elect the Trust's   Patricia A.
  Board of Directors:     Sloan                  18,671,166          281,639
                          Rodman L. Drake        18,664,395          288,410
------------------------------------------------------------------------------

                                                SHARES VOTED      SHARES VOTED
                          SHARES VOTED FOR        AGAINST           ABSTAIN
------------------------------------------------------------------------------

2. To select Price
Waterhouse LLP as the
   Trust's independent
   accountants:              18,618,323             121,050          213,431
------------------------------------------------------------------------------

3. To approve or
   disapprove the
   Investment Advisory
   Agreement between
   the Trust and
   Hyperion Capital
   Management, Inc.,
   including the
   proposed revision
   thereof                   18,193,218             371,510          388,077
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

     A Dividend Reinvestment Plan (the 'Plan') is available to shareholders of the Trust pursuant to which they may elect to have all dividends and distributions of capital gains automatically reinvested by State Street Bank and Trust Company (the 'Plan Agent') in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the Shares are held in street or other nominee name, then to the nominee) by the Trust's Custodian, as Dividend Disbursing Agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, payable in cash, the participants in the Plan will receive the equivalent amount in Trust shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution). The Plan Agent will, as agent for the participants, use the amount otherwise payable as a dividend to participants to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price increases, the average per share purchase price paid by the Plan Agent may exceed the market price of the shares at the time the dividend or other distribution was declared. Share purchases under the Plan may have the effect of increasing demand for the Trust's shares in the secondary market.

     There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

     The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Trust, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

     A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

     If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the

Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

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OFFICERS & DIRECTORS

------------------------------------------------------

Kenneth C. Weiss
Chairman

Rodman L. Drake*
Director

Garth Marston*
Director

Harry E. Petersen, Jr.*
Director

Lewis S. Ranieri
Director

Patricia A. Sloan
Director & Secretary

Leo M. Walsh, Jr.*
Director

Louis C. Lucido
President

Clifford E. Lai
Senior Vice President

John N. Dunlevy
Vice President

Joseph W. Sullivan
Treasurer

* Audit Committee Members

------------------------------------------------------

                HYPERION
                    Capital Management, Inc.

------------------------------------------------------

This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

                   HYPERION 2005 INVESTMENT GRADE OPPORTUNITY
                                TERM TRUST, INC.

                               520 Madison Avenue
                               New York, NY 10022


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                                HYPERION 2005
                                  INVESTMENT
                                    GRADE
                                 OPPORTUNITY
                                  TERM TRUST

                    --------------------------------------

                    --------------------------------------

                                Annual Report

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                              December 31, 1995

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